

Bahama
BOAT WORKS
TWIN VEE
TWIN VEE
POWERCATS CO
Nasdaq | VEEE
BOATS
FOR SALE
WIZZ BANGER
AI-Powered
Boat Valuations
Value Your Boat in Seconds
A New Direction Is Underway
Powered by AI and Cutting-Edge Tech.
WIZZ
BANGER

Forward Looking Statements

This presentation contains "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934 or the Exchange Act. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, prospects, plans, objectives of management and expected market growth are forward looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the "forward looking statements.

The words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain these identifying words. These "forward looking statements" are only predictions, and we may not actually achieve the plans, intentions or expectations disclosed in our "forward looking statements," so you should not place undue reliance on our "forward looking statements." Actual results or events could differ materially from the plans, intentions and expectations disclosed in the "forward looking statements" we make. We have based these "forward looking statements" largely on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and operating results. These and other risks and uncertainties are described more fully in the section titled "Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, or other periodic filings which have been filed with the Securities and Exchange Commission ("SEC"). "Forward looking statements" contained in this presentation are made as of this date, and we undertake no duty to update such information except as required under applicable law. You may access these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov.

The "forward looking statements" included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these "forward looking statements" at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these "forward looking statements" as representing our views as of any date subsequent to the date of this presentation.

This presentation contains estimates made, and other statistical data published, by independent parties and by us relating to market size and growth and other data about our industry. We obtained the industry and market data in this presentation from our own research as well as from industry and general publications, surveys and studies conducted by third parties. This data involves a number of assumptions and limitations and contains projections and estimates of the future performance of the industry in which we operate that are subject to a high degree of uncertainty. We caution you not to give undue weight to such projections, assumptions and estimates.

Founded nearly 30 years ago, Twin Vee is dedicated to creating the best marine experience for our customers by continually innovating and refining our power sport catamaran boat designs.

Our twin-hull catamaran running surface reduces drag, increases fuel efficiency, and offers users a stable riding boat. The Twin Vee brand is known for being the "Best Riding Boats on the Water."™



The iconic Bahama brand has long been celebrated for its unmatched craftsmanship, timeless aesthetic, and dedication to producing some of the finest offshore fishing boats.

From the precise angle of a cleat to the flawless finish inside each hatch, every inch of our Bahama boats reflects the craftsmanship that has made Bahama synonymous with American-made luxury and performance.



The Company's Exciting Brands

TWIN VEE POWERCATS CO.

BOATS FOR SALE

BoatsForSale.com is a dynamic marketplace connecting boat buyers and dealers nationwide with affordable, efficient, and dealer-centric solutions.

To address industry concerns over high costs and restrictive policies, the platform offers lower fees, advanced search features, and improved lead generation. Authorized dealers can benefit from an introductory 90-day free listing period.


BOATS
Buy
Sell
A New Direction Is Underway
Powered by AI and Cutting-Edge Tech.
Search Boats

WIZZ BANGER

Wizz Banger, Inc. is Twin Vee's marine technology and retail subsidiary, developing a vertically integrated commerce ecosystem that aims to modernize and streamline the $56.7 billion recreational boating industry.

Our business model integrates AI-powered valuation software, a scalable digital marketplace, physical retail dealerships, and blockchain-based title technology to serve the recreational marine industry.


WIZZ BANGER
WIZZ BANGER VALUATION REPORT
$265,000
9.5
SUMMARY

Mission Statement

To Design and Manufacture the Most Stylish and Family-Friendly Fish Sport Boats While Delivering the Greatest Value Proposition for Our Customers.



- NASDAQ: VEEE
- 8 newly designed models across two brands: Twin Vee and Bahama Boats
- $6.2 million in cash, cash equivalents, and restricted cash as of June 30, 2025
- $22.4 million in total assets as of June 30, 2025
- Over 40 years of boat-building DNA
- Nearly 10,000 Twin Vee boats built



State of Recreational Boating Market

While the recreational boating industry has gone through a great deal of volatility over the past four years, Twin Vee has leaned into new products and streamlined value products, while expanding its dealer network.

US Boat Building Production Index


Index - 12/12
Index Forecast - 12/12
Index - 3/12
60
40
20
0
−20
−40
−60
3/12
12/12
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025
2027

Quarterly Growth (3/12) **-19.1%**

Annual Growth (12/12) **-13.7%**

NEXT 12/12 LOW

IMMINENT

NEXT 12/12 HIGH **1Q26**

Industry-Leading ITR Economics forecasts return to growth in the second half of 2025 into 2026.

Source: https://www.nmma.org/statistics/publications/boat-building-production-forecast

Marine Market Segments


Saltwater Outboards
+
Pontoons*
=
54,220 Units Sold in 2024
Twin Vee
2024 Sales: 87 units

Twin Vee/Bahama is currently a small participant in a large market with plenty of room to grow

TWIN VEE POWERCATS Co.

CENTER CONSOLE


NEW!
400GFX2

CENTER CONSOLE


Coming soon!
340GFX2

CENTER CONSOLE


NEW!
280GFX2

DUAL CONSOLE


NEW!
280GFX2

CENTER CONSOLE


NEW!
260GFX2

CENTER CONSOLE


NEW!
240GFX2

DUAL CONSOLE


NEW!
240GFX2

TWIN VEE

STX Model Lineup

CENTER CONSOLE


Coming soon!
400STX

CENTER CONSOLE


Coming soon!
340STX

CENTER CONSOLE


280STX

CENTER CONSOLE


260STX

CENTER CONSOLE


240STX

Twin Vee's Best-Selling BayCat Model Line

TWIN VEE POWERCATS CO.

BAYCAT 22

Twin Vee has relaunched the iconic **BayCat** line, which combines exceptional stability, efficiency, and versatility, ideal for anglers and leisure boaters alike.

We've retained everything customers loved and incorporated exciting modern enhancements for greater comfort and enhanced performance.

The **22-foot BayCat** debuted in Q2 2025. Twin Vee plans to add 17 and 19-foot models in the future.

The 22-foot BayCat is available in two trim levels: GFX2 and STX.

LOA	22'
Beam	7'8"
Draft	14"
Weight	2,370 lbs**
Max HP	200HP
Fuel Capacity	60 gals
Livewell	25 gals (2)





Bahama Model Lineup



Bahama 35



Bahama 37


S I S U

Bahama 41



Bahama 41GT

Bahama BOAT WORKS

BOATS FOR SALE

Twin Vee acquired **BoatsforSale.com** and **YachtsforSale.com** in February 2025.

Designed and built by Twin Vee subsidiary **Wizz Banger, Inc.**, the platform now utilizes an artificial intelligence (AI) driven ecosystem providing innovative tools for buyers and sellers:

- AI-driven natural language search engine
- AI Valuation powered by the **WizzBanger Value App**
- Photo-driven listing automation
- Dealer Insights & Inventory Management Dashboard


BOATS FOR SALE
Find Your Dream Boat
Types
Pontoon
Center Console
Sport
Bowrider
Cruiser
Jet Boat
Yacht
Fly Bridge
Sport Fishing
Deck Boat
Other
Activities
Fishing
Water Sports
Day Cruising
Overnight Cruising
Family Friendly
Ocean Ready

WIZZ BANGER


WIZZ
BANGER
·BOATS·

Wizz Banger is uniquely positioned for accelerated growth and to scale more efficiently by:

- **Marketplace Expansion**: Leveraging our **BoatsforSale.com** and **YachtsforSale.com** marketplaces
- **AI Valuations**: Using our proprietary AI technology for better listings and boat valuation:
  - **WizzBanger Value App**: AI-trained app identifies a vessel's make, model, and condition from user-uploaded photos, then generates lender-grade valuation reports.
  - **WizzBanger's AI Agent technology**: Specialized AI assistants for both buyers and sellers personalize recommendations, auto-generate listings, filter leads, coordinate inspections, and even negotiate transactions
- **WizzCenter Presence**: Wizz Banger plans to offer a unique blend of physical locations to service and sell boats, as well as gain access to expert advice and resources.

Expanding Dealer Network

TWIN VEE POWERCATS CO.


Milwaukee
Chicago
Detroit
Cleveland
Hamilton
NEW YORK
MASSACHUSETTS
CONNECTICUT
RI
New York
PENNSYLVANIA
Pittsburgh
Philadelphia
NEW JERSEY
MARYLAND
Washington
DELAWARE
IOWA
ILLINOIS
INDIANA
OHIO
Columbus
Indianapolis
Cincinnati
Kansas City
St. Louis
MISSOURI
KANSAS
Louisville
WEST VIRGINIA
KENTUCKY
VIRGINIA
Nashville
TENNESSEE
NORTH CAROLINA
Charlotte
OKLAHOMA
Oklahoma City
ARKANSAS
SOUTH CAROLINA
Atlanta
MISSISSIPPI
ALABAMA
GEORGIA
Dallas
Fort Worth
Austin
LOUISIANA
Houston
San Antonio
New Orleans
Jacksonville
FLORIDA
Orlando
Miami
Honolulu

TWIN VEE

Bahama BOAT WORKS

Dealer Locations

Boater's World Marine Centers

Riddle Marine

Florida's Family Marine

Nautical Yacht Group — Brokerage | Charter | Management

Ashley Marine

NuWave Marine

Performance East Inc.

Crystal River Marine

Aquavee Marine

Buzzards Bay Yacht Sales

VIP Boats and Yachts

Spellmans Marine

Seven Sports Marine

Beachline Marine

Ryco Marine

Oakdale Yacht Club

Nasdaq | VEEE


TWIN VEE



Milling of Boat Plug

5-Axis CNC Machine

Cost Improvement by 33%

Speed Up Product Development by 40%

In House Tooling Supports Better Controls, Lower Costs, and is Faster to Market

Advanced Vacuum Resin Infusion

This advanced manufacturing method includes many key benefits and further advances our mission of creating The Best Riding Boats on the Water™ through innovative and technologically advanced production methods.

- **Lighter** - precise measurements of materials
- **Stronger** - applying resin evenly
- **Faster** - production times
- **Less waste** - reduces costs
- **Healthier** - less emissions



After Infusion



Finished Part

5-Year Plan


Five Year Plan
2024
2025
2026
2027
2028
2029

RTS1000 (Ready-to-Ship 1000) is our internal language for our growth goal. This is how we get there:

- Increase Production Capacity (Factory Expansion),
- Rapid Product Development (5-Axis Router)
- Efficient Manufacturing Methods (Vacuum Infusion),
- Grow Customer Demand and Dealer Network

100,000 sq. ft. Factory Expansion



- The expansion aims to enhance manufacturing efficiency and integrate advanced technology, supporting Twin Vee's commitment to innovation and quality in the marine industry.

- The factory is ramping up production from 5-6 boats a month in late 2024 to 10+ a month in the second half of 2025. Twin Vee experienced sequential growth in the first half of 2025.

2025 Outlook

Coming off our most challenging year since going public:

- Q2 2025 negative adjusted net loss improved to **$941,000[1] – continued progress towards profitability**
- Q2 2025 revenues grew sequentially again compared to Q1 2025, and up 10% year over year
- 2025 capital expenditures are expected to be significantly lower than 2024[2]

[1] See Adjusted Net Loss table on page 24
[2] See Forward Looking Statements on page 2



Investment Highlights

- Diversified Model Line Up For Greatest Customer Demand
- Rapid Product Development Infrastructure
- Acquired Bahama Boat brand
- Full In-House Manufacturing: Composite, Upholstery, Rigging, CNC - End To End Control
- Several New Dealers in the first half of 2025
- Launching BoatsforSale.com, Third Largest Digital Boat Marketplace
- Investing In People, Leadership, Engineering, Finance And Others
- Strong Balance Sheet; At June 30, 2025, the Company had:
  - More Than $22 Million In Total Assets
  - More Than $6.2 Million In Cash, Cash Equivalents and Restricted Cash
  - More Than $18 Million In Equity
  - North Carolina Building for Sale with Expected Net Proceeds of More Than $4 Million
  - Liquidity to Fund Growth Initiatives
- No Bank Debt
- Single Class Of Common Stock
- Management Successfully Navigating And Preserving Cash Position During Downturn

Two Iconic Boat Companies With Over 40 Years Of Brand Recognition And Customer Loyalty.



TWIN VEE PowerCats Co.



Appendix

	Quarter Ended June 30,			
	2025	2024	$ Change	% Change
Net Sales	$ 4,755,618	$4,326,821	$ 428,797	10%
Cost of Products Sold	$ 4,101,565	$ 4,124,481	$ (22,916)	(1%)
Gross (Loss) Profit	$ 654,053	$ 202,340	$ 451,713	223%
Operating Expenses	$ 2,329,859	$ 4,861,416	$ (2,531,557)	(52%)
Loss from Operation	$ (1,675,806)	$ (4,659,076)	$ 2,983,270	(64)%
Other Income	$ 21,735	$139,880	$ (118,145)	(84%)
Net Loss	$ (1,654,071)	$ (4,519,196)	$2,865,125	63%
Basic and Dilutive Income per Share of Common Stock	$ (0.87)	$ (3.09)	$ 2.34	75%
Weighted Average Number of Shares of Common Stock Outstanding	**1,891,291**	**952,000**		

Income Statements

	Year Ended December 31,			
	2024	2023	$ Change	% Change
Net Sales	$ 14,388,517	$33,425,912	$ (19,037,395)	(57%)
Cost of Products Sold	$ 15,139,942	$ 30,159,024	$ (15,019,082)	(50%)
Gross (Loss) Profit	$ (751,425)	$ 3,266,888	$ (4,018,313)	(123%)
Operating Expenses	$ 13,800,344	$ 15,254,187	$ (1,453,843)	(10%)
Loss from Operation	$ (14,551,769)	$ (11,987,299)	$ (2,564,470)	(21%)
Other Income	$ 541,863	$2,205,103	$ (1,663,240)	(75%)
Net Loss	$ (14,009,906)	$ (9,782,196)	$ (4,227,710)	(43%)
Basic and Dilutive Income per Share of Common Stock	$ (11.01)	$ (7.55)	$ (0.35)	(46%)
Weighted Average Number of Shares of Common Stock Outstanding	**1,003,204**	**952,000**		

Adjusted Net Loss

Reconciliation of Adjusted net loss to GAAP net loss for the quarter ended June 30,

	2025	2024
Net Loss	$ (1,654,071)	$ (4,519,196)
Stock Based Compensation	59,628	317,744
Depreciation & Amortization	425,551	434,958
Loss on lease termination	53,425	-
Impairment of property & equipment	-	1,674,000
Wizz Banger development costs	174,314	-
Adjusted net (loss)	$ (941,153)	$ (2,092,494)

Adjusted Net Loss

TWIN VEE POWERCATS CO.

Reconciliation of Adjusted Net loss to GAAP net loss for the year ended December 31,

	Adjusted Net Loss Years Ended December 31,	
	2024	2023
Net Loss	$ (14,009,906)	$ (9,782,196)
Stock Based Compensation	1,177,140	1,902,749
Depreciation & Amortization	1,745,217	1,353,383
Impairment of property & equipment	1,674,000	-
Gain on sale of R&D equipment	(50,097)	-
Loss on disposal of property & equipment	172,684	-
Change of right-of-use asset and lease abilities	464,304	474,630
Merger related costs	1,084,430	-
Government grant income	-	(1,267,055)
Adjusted net (loss)	$ (7,742,228)	$ (7,318,490)

Net Sales & Cash Position

	2020 (Pre-IPO)	2021	2022	2023	2024	Q1 2025	Q2 2025
Net Sales	$11,064,000	$15,774,000	$31,988,000	$33,389,000	$14,389,000	$3,612,291	$4,755,618
New Model Introductions	4	5	3	4	5	1	1
Unit Sales	97	123	196	236	87	24	31
Cash & cash equivalents and marketable securities	$892,000	$13,039,000	$24,982,000	$21,218,000	$7,706,000	$5,125,384	$6,176,785
Total Stockholder Equity	$4,504,000	$16,700,000	$33,021,000	$32,050,000	$19,217,000	$17,662,578	$18,623,236

Cap Table

Cap Table (as of June 30, 2025)	
Common Stock	2,237,299
Options (Weighted average exercise price: $22.48)	214,000
Warrants (Weighted average exercise price: $56.87)	56,237
Fully Diluted Shares Outstanding	2,507,536



TWIN VEE
POWERCATS CO.



Nasdaq | VEEE

CONTACT:

3101 South US Highway 1
Fort Pierce, Florida 34982
Phone: 772-429-2525
www.TwinVee.com

THANK YOU FOR YOUR CONSIDERATION